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                                                                    EXHIBIT 10.Y

                    This  EMPLOYMENT  AGREEMENT  (this  "AGREEMENT") is made and entered into as of the date of the Acquisition (as defined below) between TACK ACQUISITION COMPANY, a Delaware corporation (the "ACQUISITION COMPANY"), and JOHN D. GILLESPIE, an individual resident of the State of Connecticut (the "EXECUTIVE").

          WHEREAS White Mountains Insurance Group, Ltd., a Bermuda company ("WHITE MOUNTAINS"), has entered into an agreement to purchase (the "ACQUISITION") CGU Corporation, a Delaware corporation ("CGU"), through the Acquisition Company, a subsidiary of White Mountains; and

          WHEREAS the Acquisition Company wishes to employ the Executive and the Executive wishes to accept such employment on the following terms and conditions effective as of January 1, 2001.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          SECTION 1. EMPLOYMENT. The Acquisition Company hereby employs the Executive and the Executive accepts employment by the Acquisition Company, on the terms and conditions contained in this Agreement.

          SECTION 2. TERM. The employment of the Executive pursuant hereto shall commence on January 1, 2001 (the "COMMENCEMENT DATE"), and shall remain in effect until terminated by the Executive upon 30 days' prior written notice to the Acquisition Company or by the Acquisition Company upon 30 days' prior written notice to the Executive; provided, however, that if this Agreement shall be terminated by the Executive, the Acquisition Company shall have the option to hire the Executive as an investment consultant for a period of one month, commencing with the first day following such termination, and thereafter for successive one-month periods not to exceed 12 months in aggregate, on terms and conditions to be determined by the parties hereto upon the exercise of such option; provided, however, that the Executive shall receive compensation for his services as a consultant at a rate of no less than $80,000 per month. Notwithstanding any of the foregoing provisions to the contrary, if the Acquisition shall not occur prior to March 31, 2001, or any later date determined by the parties to the Acquisition to be necessary for any regulatory approval of the Acquisition as may be required, this Agreement shall not take effect unless the parties hereto mutually agree otherwise. The period of time between the Commencement Date and the termination of this Agreement pursuant to its terms is herein referred to as the "AGREEMENT TERM".

          SECTION 3. DUTIES AND EXTENT OF SERVICE. During the Agreement Term, the Executive shall be employed by the Acquisition Company in an executive capacity as mutually agreed upon by the Executive and the Acquisition Company, and shall be responsible for managing the investment and the allocation of the assets and capital of CGU. The Executive shall conduct any activities in connection with his responsibilities hereunder in accordance with

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general guidelines mutually agreed upon from time to time between the Executive and the Chief Executive Officer of the Acquisition Company (the "CEO") and the Executive shall report directly to the CEO. The Executive shall devote his full business knowledge, skill, time and effort to the performance of his duties for the Acquisition Company and the promotion of its interests (except as provided in Section 8 hereof). The conduct of the Executive's responsibilities hereunder shall be performed at such place or places as the interests, needs, businesses or opportunities of the Acquisition Company shall require; provided, however, the Executive shall not be required to change his residence from Connecticut to any other location and shall continue to perform his responsibilities hereunder while residing in Connecticut and traveling to Boston, Massachusetts, as necessary, where CGU's headquarters are located, and traveling to Hanover, New Hampshire, where White Mountains' visiting executive offices are located.

          SECTION 4. BASE SALARY. During the Agreement Term, the Executive shall be paid a base salary (the base salary each year is hereinafter referred to as the "BASE SALARY") at a rate of $400,000 per annum (the "INITIAL SALARY"), subject to annual review; provided, however, that the Base Salary shall not be reduced below the Initial Salary at any time during the Agreement Term.

          SECTION 5. INCENTIVE COMPENSATION. (a) The Executive may receive an annual bonus (the "BONUS") of up to 200% of the Base Salary, to be determined based on the achievement of specific objectives established by the Board of Directors of the Acquisition Company (the "BOARD") on an annual basis. The target bonus for the Executive shall be 50% of the Base Salary. The Bonus for any year shall be paid at the same time bonuses are paid to other executives of the Acquisition Company.

          (b) From time to time during the Agreement Term, the Executive shall be granted a number of performance shares of White Mountains equal to no less than 75% of the number of such performance shares granted to Ray Barrette, or his successor, based on the same goals and subject to the same terms and conditions established for the other management executives of the Acquisition Company, specifically the CEO and Mr. Barrette, or his successor.

          SECTION 6. FRINGE BENEFITS. The Executive shall be entitled to participate, to the extent eligible, in such medical, dental, disability, life insurance, deferred compensation and other benefit plans (such as pension and profit sharing plans) as the Acquisition Company shall maintain for the benefit of employees generally, on the terms and subject to the conditions set forth in such plans from time to time during the Agreement Term. The Executive shall also be entitled to vacation time and sick leave in accordance with the Acquisition Company's policies in existence from time to time during the Agreement Term for other executives of the Acquisition Company.

          SECTION 7. EXPENSES. The Acquisition Company shall reimburse the Executive promptly for all reasonable expenses incurred by the Executive in accordance with the Acquisition Company's policy in connection with the Executive's performance of his responsibilities hereunder, including expenses incurred in respect of the Executive's travel to and

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from his home, or to and from his business office, in Connecticut to and from
Boston, Massachusetts, or to and from Hanover, New Hampshire.

          SECTION 8. PROSPECTOR PARTNERS AND AFFILIATES. Notwithstanding any provision herein to the contrary, the Executive shall have the right to continue his ownership and active involvement with the investment management and other activities of (i) Prospector Associates, L.L.C. ("PROSPECTOR ASSOCIATES"), (ii) Prospector Partners, L.L.C. ("PROSPECTOR PARTNERS"), including the investment management of Prospector Partners Fund, L.P., Prospector Partners Small Cap Fund, L.P., Prospector Offshore Fund (Bermuda), Ltd., and any other fund and any separate account that it shall have been managing on the date of this Agreement or that it shall manage during the Agreement Term (hereinafter any such funds shall collectively be referred to as the "FUNDS" and individually referred to as a "FUND" and any such accounts shall collectively be referred to as the "SEPARATE ACCOUNTS" and individually referred to as a "SEPARATE ACCOUNT"), and
(iii) his ownership interests and investment management activities in connection with the Connecticut Fund Business (as hereinafter defined), so long as the Executive continues to devote the requisite time required to discharge his responsibilities hereunder. Additionally, the Executive shall have the right to delegate tasks necessary or desirable in connection with his performance of his responsibilities and duties hereunder to employees of Prospector Partners. In consideration of the foregoing, the Acquisition Company and the Executive agree as follows:

          (a) BUSINESS OPPORTUNITIES. During the Agreement Term, the Executive shall use his best efforts to determine when an investment opportunity meets the criteria of the Acquisition Company as well as any of the Funds or Separate Accounts. In the event that the Executive makes such a determination, each Fund and Separate Account shall first be given the opportunity to invest in such opportunity to the extent such opportunity shall be consistent with the policies of such Fund or Separate Account, and, after any such investments shall be made, the Acquisition Company shall be given the opportunity to invest in such opportunity. Upon the sale of any interest in any such investment opportunity in which the Acquisition Company and any Fund or Separate Account shall have invested, the proceeds of such sale shall be distributed to such Funds, Separate Accounts and the Acquisition Company as mutually agreed upon to be equitable at the time of such sale.

          (b) INDEMNIFICATION. The Executive, each other member or employee of Prospector Partners or Prospector Associates, each of the Funds and each Separate Account (hereinafter collectively referred to as the "INDEMNITEES") shall be indemnified and held harmless by the Acquisition Company and by White Mountains, jointly and severally, from and against any and all loss, liability and expense, not to exceed, in aggregate, $2 million (including all attorneys' fees, judgments, fines and amounts paid or to be paid in settlement), including but not limited to all loss, liability and expense in respect of any Federal or State governmental regulation imposed on or applied to any of the Indemnitees incurred or suffered as a result of this Agreement or in connection with the Executive's performance of his responsibilities hereunder; provided, however, that this paragraph (i) shall apply only to the first occurrence of any loss, liability and expense for which the Executive shall request compensation from the Acquisition Company

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     and/or White Mountains for the Indemnitees and (ii) shall not apply to any loss, liability or expense resulting from the gross negligence or willful misconduct of the Executive, any member or any employee or affiliate of Prospector Partners or Prospector Associates.

The "CONNECTICUT FUND BUSINESS" shall mean the business activities of the Connecticut Fund Business Entities (as hereinafter defined) in respect of investments under the Connecticut Insurance Reinvestment Act No. 97-292. The "CONNECTICUT FUND BUSINESS ENTITIES" shall include: (i) Insurance Capital Partners, LLC; (ii) Olmstead Capital Partners, LLC; (iii) Prospector Capital Management, LLC; (iv) Prospector Partners CT Fund Investment Management, LLC; and (v) Prospector Capital Management II, LLC.

          SECTION 9. NONDISCLOSURE. The parties hereto agree that during the course of the Executive's employment by the Acquisition Company, the Executive will have access to, and will gain knowledge with respect to the Acquisition Company's Confidential Information (as defined below). The parties acknowledge that unauthorized disclosure or misuse of such Confidential Information would cause irreparable damage to the Acquisition Company. Accordingly, the Executive agrees to the nondisclosure covenants in this Section 9. The Executive agrees that he shall not (except as may be required by law), without the prior written consent of the Acquisition Company during his employment with the Acquisition Company under this Agreement and thereafter for so long as it remains Confidential Information, use or disclose, or knowingly permit any unauthorized person to use, disclose or gain access to, any Confidential Information; provided, however, that the Executive may disclose Confidential Information to a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties under this Agreement. Upon termination of this Agreement for any reason, the Executive shall return to the Acquisition Company the original and all copies of all documents and correspondence in his possession relating to the business of the Acquisition Company or any of its affiliates, including but not limited to all Confidential Information, and shall not be entitled to any lien or right of retention in respect thereof. "CONFIDENTIAL INFORMATION" shall mean all information (whether or not in written form) that relates to the regular business activities of the Acquisition Company, any of its affiliates or their respective operations, products or services, and which is not known to the public generally, including but not limited to technical information or reports; trade secrets; unwritten knowledge and "know-how"; business strategies and philosophies; client or consumer lists; client service records or consumer product records; premium volume records; investment records; investment and risk management strategies; product development, marketing and sales strategies; market surveys; marketing plans; profitability analyses; long-range plans; information relating to premiums, fees, competitive strategies and new product or service development; information relating to any forms of compensation and other personnel-related information; contracts; and underwriter or trading partners lists.

          SECTION 10. SEVERANCE. If this Agreement shall be terminated for any reason, the Executive shall be entitled to: (i) a lump sum cash payment of any portion of the Base Salary for the year in which such termination occurs that shall not have been received by the Executive prior to such termination; (ii) any annual bonus awarded but not yet paid; and (iii) a cash payment equal to the market value of any performance shares of White Mountains previously

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granted to the Executive under paragraph (b) of Section 5 hereof, the applicable performance period of which shall not then have ended, pro rated based on the achievement of or the progression toward previously established specific performance criteria for that portion of such performance period that shall precede such termination.

          SECTION 11. TERMINATION; SURVIVAL. This Agreement shall terminate upon the earlier of (i) the termination by the Executive of the Executive's employment and (ii) the termination by the Acquisition Company of the Executive's employment. Notwithstanding the foregoing, Sections 9, 10 and 12 hereof shall survive the termination of this Agreement.

          SECTION 12. MISCELLANEOUS. (a) This Agreement shall inure to the benefit of (i) the Executive and his executors, administrators, heirs, personal representatives and permitted assigns, (ii) the Acquisition Company and its successors and permitted assigns and (iii) White Mountains and its successors and permitted assigns; provided, however, that except as provided herein, the Executive shall not be entitled to assign or delegate any of his rights or obligations hereunder without the prior written consent of the Acquisition Company.

          (b) This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of New York, without regard to the conflicts of law principles of such State. No provision of this Agreement or any related document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or drafted such provision.

          (c) This Agreement constitutes the entire agreement between the Acquisition Company and the Executive with respect to the Executive's employment by the Acquisition Company and, effective as of the Commencement Date, supersedes all prior agreements, if any, whether written or oral, between them, relating to the Executive's employment by the Acquisition Company.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                              TACK ACQUISITION COMPANY,

                                              by
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                --------------------------------
                                                        John D. Gillespie

                                              White Mountains Insurance Group,
                                              Ltd., as to the provisions of
                                              paragraph (b) of Section 5 hereof,
                                              paragraph (b) of Section 8 hereof
                                              and Sections 10 and 12 hereof:

                                              WHITE MOUNTAINS INSURANCE GROUP,
                                              LTD.,

                                              by
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              Prospector Partners, L.L.C., and
                                              Prospector Associates, L.L.C., as
                                              to the provisions of Section 8
                                              hereof:

                                              PROSPECTOR PARTNERS, L.L.C.,

                                              by
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                              PROSPECTOR ASSOCIATES, L.L.C.,

                                              by
                                                 ------------------------------
                                                 Name:
                                                 Title: